UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 15, 2005
                                                --------------------------------


  J.P. Morgan Chase Commercial Mortgage Securities Corp.(as depositor under the
        Pooling and Servicing Agreement, to be entered into, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
                   Mortgage Pass-Through Certificates, Series
                                  2005-CIBC12)
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             (Exact name of registrant as specified in its charter)


        New York                   333-118975-05                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

          270 Park Avenue
          New York, New York                                 10017
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          (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            Item 8.01.  Other Events.

            Attached as an exhibit are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the PSA) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp. and Banc of America Securities LLC (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12 (the "Offered Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and the Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and the Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials or the Collateral Term Sheets.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

(99.1) Collateral Term Sheets and Computational Materials prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp. and Banc of America Securities LLC in connection with the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through
                                       Certificates, Series 2005-CIBC12

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2005


                                    J.P. MORGAN CHASE COMMERCIAL
                                    MORTGAGE SECURITIES CORP.



                                    By: /s/ Dennis G. Schuh
                                       -----------------------------------------
                                       Name: Dennis G. Schuh
                                       Title: Vice President

                              INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                    Collateral Term Sheets                    E
                          and Computational Materials
                          prepared by J.P. Morgan
                          Securities Inc., CIBC World
                          Markets Corp. and Banc of
                          America Securities LLC in
                          connection with the J.P.
                          Morgan Chase Commercial
                          Mortgage Securities Corp.,
                          Commercial Mortgage
                          Pass-Through Certificates,
                          Series 2005-CIBC12